Exhibit 10.18

                                  COVANCE INC.
                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        1. Purpose. The purpose of the Plan is to retain the services of qualified individuals who are not employees of the Company to serve as members of the Board and to secure for the Company the benefits of the incentives inherent in increased Common Stock ownership by such individuals by granting such individuals Options to purchase shares of Common Stock.

        2. Administration. The Administrator will be responsible for administering the Plan. The Administrator will have authority to adopt such rules as it may deem appropriate to carry out the purpose of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements and notices under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Administrator pursuant to the Plan shall be final and binding on all persons. The Administrator shall not be liable for any action or determination made in good faith, and shall be entitled to indemnification and reimbursement in the manner provided in the Company's Restated Articles of Incorporation and By-Laws, as such documents may be amended from time to time.

        3. Shares Available. Subject to the provisions of Section 7(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed the Section 3 Limit. Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. For purposes of determining the number of shares that remain available for issuance pursuant to the Plan, (i) the number of shares of Common Stock underlying Options shall be charged against the Section 3 Limit, (ii) the Section 3 Limit shall be increased by the number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares, and
(iii) the Section 3 Limit shall be increased by such number of shares of Common Stock used by an optionee as full or partial payment to the Company for the purchase price of shares subject to an Option, the terms of which explicitly provide for the grant of additional Options as contemplated by Section 4(e)(vi) hereof.

        4. Options. Each Non-Employee Director shall receive grants of Options under the Plan as follows:

        (a) Option Grants.

               (i) Initial Grant. Non-Employee Directors who are members of the Board on the Effective Date shall be granted an Initial Option to purchase 3,000 shares of Common Stock as of the Initial Grant Date. Non-Employee Directors who are elected or appointed to the Board after the Effective Date shall be granted an Initial Option to purchase 3,000 shares of Common Stock as of the date of their election or appointment to the Board.

               (ii) Annual Grants. Each Non-Employee Director shall receive an Annual Option to purchase 3,000 shares of Common Stock on each subsequent calendar January 2nd, provided that the individual has remained in continuous service as a Director of the

        Company through such date and is a Non-Employee Director on such date. Each Annual Option award shall be automatic, shall not require any action on the part of the Board or its designees, and shall be made by the Company automatically issuing an award agreement to each Non-Employee Director.

        (b) Exercise Price. The per share exercise price of each Option shall be not less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option determined in accordance with the provisions of the Plan.

        (c) Vesting. Options shall vest and become exercisable in equal annual installments on each of the first through third anniversaries of the date of grant, provided that the Non-Employee Director has remained in continuous service as a Director of the Company through each such vesting date.

        (d) Term of Options.

               (i) Ten-Year Term. Each Option shall expire ten (10) years from its date of grant, subject to earlier termination as provided herein.

               (ii) Exercise Following Termination of Service Due to Death. If a Non-Employee Director ceases to be a member of the Board by reason of such Director's death, the Options granted to such Non-Employee Director shall become immediately vested and may be exercised by such Non-Employee Director's Beneficiary, at any time during the remaining life of the Option. At the end of such period, the unexercised vested portion of the Option shall expire.

               (iii) Termination of Options if a Non-Employee Director is Removed from the Board for Cause. In the event a Non-Employee Director is removed from the Board for "cause," all Options granted to such Director (whether or not then vested and exercisable) shall immediately terminate and be of no further force and effect as of the effective date of such Non-Employee Director's removal from the Board. Whether a Non-Employee Director is removed by the Board for "cause" shall be determined by the Board in accordance with the Restated Articles of Incorporation and the By-Laws of the Company.

               (iv) Exercise Following Other Terminations of Service. If a Non-Employee Director ceases to be a member of the Board for any reason other than death, disability, removal from the Board for cause or retirement or resignation with consent of the Company, the Options granted to such Non-Employee Director may be exercised by such Director, but only to the extent the Option was exercisable at the time of such Director's termination, at any time within ninety (90) days after the date of such termination of service, subject to the earlier expiration of such Options as provided in Section 4(d)(i) above. At the end of such ninety-day period, the vested portion of the Option shall expire. The unvested portion of the Option shall expire on the date of the Non-Employee Director's termination of service with the Board.

               (v) Exercise Following Retirement or Resignation with Consent of Company. In the event a Non-Employee Director retires or resigns from the Board with the consent of the Company, the Options granted to such Non-Employee Director shall become immediately vested and may be exercised by such Non-Employee Director at any time during the remaining life of the Option. At the end of such period, the unexercised vested portion of the Option shall expire.

               (vi) Exercise Following Termination of Service Due to Disability. If a Non-Employee Director ceases to be a member of the Board by reason of such Director's disability (as defined in Section 22(e)(3) of the Code), the Options granted to such Non-Employee Director shall become immediately vested and may be exercised by such Director (or his legally appointed guardian), at any time during the remaining life of the Option. At the end of such period, the unexercised vested portion of the Option shall expire.

        (e) Time and Manner of Exercise of Options.

               (i) Notice of Exercise. Subject to the other terms and conditions hereof, a Non-Employee Director may exercise any Option, to the extent such Option is vested, by giving written notice of exercise to the Company; provided, however, that in no event shall an Option be exercisable for a fractional share. The date of exercise of an Option shall be the later of (A) the date on which the Company receives such written notice or (B) the date on which the conditions provided in
        Section 4(e)(ii) are satisfied.

               (ii) Method of Payment. The consideration to be paid for the shares to be issued upon exercise of an Option may consist of (A) cash,
        (B) certified, bank or broker check, (C) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which the Option shall be exercised, or (D) a combination of any of the above.

               (iii) Stockholder Rights. A Non-Employee Director shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon exercise of an Option until a certificate evidencing such shares shall have been issued to the Non-Employee Director pursuant to
        Section 4(e)(v), and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Non-Employee Director shall become the holder of record thereof.

               (iv) Limitation on Exercise. No Option shall be exercisable unless the Common Stock subject thereto has been registered under the Securities Act and qualified under applicable state "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such state "blue sky" laws is available.

               (v) Issuance of Shares. Subject to the foregoing conditions, as soon as is reasonably practicable after its receipt of a proper notice of exercise and payment of the exercise price of the Option for the number of shares with respect to which the Option is exercised, the Company shall deliver to the Non-Employee Director (or following the Non-Employee Director's death or disability, the Beneficiary or legally appointed guardian, respectively, entitled to exercise the Option), at the principal office of the Company or at such other location as may be acceptable to the Company and the Non-Employee Director (or such Beneficiary or guardian), one or more stock certificates for the appropriate number of shares of Common Stock issued in connection with such exercise. Shares sold in connection with a "cashless exercise" shall be delivered to the broker referred to therein in accordance with the procedures established by the Company from time to time.

               (vi) Reload. If payment of the Option's exercise price is made in whole or in part with freely transferable, unencumbered shares of the Company's Common Stock, the Non-Employee Director shall receive new non-qualified stock options to purchase the Common Stock at the then current market price (being the mean between the high and low selling prices of the Common Stock on the New York Stock Exchange on the date of exercise) for the same number of shares surrendered upon exercise of the original Option. In no circumstance (A) will the total number of shares subject to the new Option granted exceed the number of shares surrendered upon exercise of the original Option, (B) will the new Option be exercisable within twelve months of the date of exercise, or
        (C) will the new Option have a life beyond that of the original Option. Shares of Common Stock surrendered to the Company pursuant to this
        Section 4(e)(vi) shall be valued at the closing price of the Common Stock on the New York Stock Exchange on the date of exercise.

        (f) Restrictions on Transfer. An Option may not be transferred, pledged, assigned, or otherwise disposed of, except by will or by the laws of descent and distribution.

        (g) Non-Qualified Stock Options. Only non-qualified stock options may be granted to Non-Employee Directors pursuant to this Plan.

        (h) Shareholder Approval. Any Options granted pursuant to this Plan are subject to the approval of the Plan by the Company's shareholders and no rights shall vest with respect to any grant hereunder or otherwise under this Agreement until and unless such approval is received.

        5. Designation/Change of Beneficiary. Each Non-Employee Director may designate a Beneficiary to exercise an Option upon the Non-Employee Director's death by executing a Beneficiary Designation Form. A Non-Employee Director may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form and delivering it to the Administrator. The execution of a Beneficiary Designation Form and its receipt by the Administrator will revoke and rescind any prior Beneficiary Designation Form.

        6. Change in Control. Anything in the Plan to the contrary notwithstanding, in the event of a Change in Control of the Company, any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

        7.  Recapitalization or Reorganization.

        (a) Authority of the Company and Shareholders. The existence of the Plan shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or an part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) Change in Capitalization. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares (a "Change in Capitalization"), (i) such proportionate adjustments as may be necessary (in the form determined by the Administrator in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan with respect to the aggregate number of shares of Common Stock authorized to be awarded under the Plan, the number of shares of Common Stock covered by each outstanding Option and the exercise prices in respect thereof and the number of shares of common Stock covered by future Option grants and
(ii) the Administrator may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

        (c) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will vest and become exercisable on a date prior to the consummation of the proposed action that is reasonably sufficient to enable the Non-Employee Directors to exercise their Options.

        8. Termination and Amendment to the Plan. The Plan shall terminate on the tenth anniversary of the Effective Date. Following such date, no further grants of Options shall be made pursuant to the Plan. Notwithstanding anything herein to the contrary, the Board may at any time and from time to time terminate, modify, suspend or amend the Plan in whole or in part; provided, however, that no such termination, modification, suspension or amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule; and provided further, that the Board may not, without shareholder approval, increase the maximum number of shares issuable under the Plan except as provided in Section 7(b) above, decrease the price at which Options may be granted, materially increase the benefits of the Plan to Directors (except to the extent of an increase of the number of Options which may be granted to Directors at any time), or extend the term of the Plan or any Options granted thereunder.



        9.  Miscellaneous.

        (a) No Right to Re-election. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

        (b) Securities Law Restrictions. The Administrator may require each Non-Employee Director purchasing or acquiring shares of Common Stock pursuant to the Plan to agree with the Company in writing that such Non-Employee Director is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission or any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

        (c) Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

        (d) Applicable Law. Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

        (e) Effective Date. The Plan shall be effective as of the date of Board approval.

        10. Definitions. Capitalized words not otherwise defined in the Plan have the meanings set forth blow:

               "Administrator" means the General Counsel of the Company or the individual appointed by the General Counsel to administer the Plan.

               "Annual Option" means an Option granted to a Non-Employee Director pursuant to Section 4(a)(ii) of the Plan.

               "Beneficiary" or Beneficiaries" means an individual or entity designated by a Non-Employee Director on a Beneficiary Designation Form to exercise Options in the event of the Non-Employee Director's death; provided, however, that, if no such individual or entity is designated or if no such designated individual is alive at the time of the Non-Employee Director's death, Beneficiary shall mean the Non-Employee Director's estate.

               "Beneficiary Designation Form" means a document, in a form approved by the Administrator to be used by Non-Employee Directors to name their respective Beneficiaries. No Beneficiary Designation Form shall be effective unless it is signed by the Non-Employee Director and received by the Administrator prior to the date of death of the Non-Employee Director.

               "Board" means the Board of Directors of the Company.

               "Change in Control" means the happening of any of the following:

               (i) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or

               (ii) as a result of a proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate), a majority of the individuals elected to serve on the Board are different than the individuals who served on the Board at any time within the two years prior to such proxy contest or contests or other forms of contested shareholder votes (in each case either individually or in the aggregate); or

               (iii) when Company shareholders approve a merger, or consolidation (where in each case the Company is not the survivor thereof), or sale or disposition of all or substantially all of the Company's assets or a plan or partial or complete liquidation; or

               (iv) where an offerer (other than the Company) purchases shares of the Company's Common Stock pursuant to a tender or exchange offer for such shares.

               "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

               "Common Stock" means the common stock of the Company, $.01 par value per share.

               "Company" means Covance Inc., a Delaware corporation.

               "Effective Date" means the date of Board approval.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

               "Fair Market Value" means the value of Common Stock determined by the closing price of the Common Stock (or the closing bid if no sales were reported), as quoted on the New York Stock Exchange for the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               "Initial Grant Date" means March 16, 1998.

               "Initial Option" means an Option granted to a Non-Employee Director pursuant to Section 4(a)(i) of the Plan.

               "Non-Employee Director" means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

               "Option" means an option to purchase shares of Common Stock awarded to a Non-Employee Director pursuant to the Plan and includes Initial Options and Annual Options.

               "Plan" means the Covance Inc. 1998 Non-Employee Director Stock Option Plan.

               "Securities Act" means the Securities Act of 1933, as amended, and the applicable rules and regulations promulgated thereunder.

               "Section 3 Limit" means 300,000 shares.

               "Subsidiary" means any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company.